DELAWARE GROUP® EQUITY FUNDS IV

Delaware Covered Call Strategy Fund
Delaware Premium Income Fund
(each, a “Fund”)

Supplement to the Funds’ Statutory Prospectus and
Statement of Additional Information dated January 30, 2023

Effective March 1, 2023 (the “Effective Date”), the following replaces the information in the section of the prospectus entitled “Fund summaries — Delaware Covered Call Strategy Fund — Who manages the Fund? — Sub-advisor”:

Sub-advisor

Ziegler Capital Management, LLC (ZCM)

Portfolio manager	Title with ZCM	Start date on the Fund
Sean Hughes, CFA	Chief Investment Officer – Options-Based Strategies, Senior Portfolio Manager	October 2019
Pamela Brown	Portfolio Manager, Senior Trader	March 2023

Upon the Effective Date, the following replaces the information in the section of the prospectus entitled “Fund summaries — Delaware Premium Income Fund — Who manages the Fund? — Sub-advisor”:

Sub-advisor

Ziegler Capital Management, LLC (ZCM)

Portfolio manager	Title with ZCM	Start date on the Fund
Sean Hughes, CFA	Chief Investment Officer – Options-Based Strategies, Senior Portfolio Manager	October 2019
Pamela Brown	Portfolio Manager, Senior Trader	March 2023

Upon the Effective Date, the following replaces the information in the section of the prospectus entitled “Who manages the Funds — Portfolio managers — Delaware Covered Call Strategy Fund and Delaware Premium Income Fund”:

Delaware Covered Call Strategy Fund and Delaware Premium Income Fund
Sean Hughes and Pamela Brown have day-to-day responsibilities for making investment decisions for Delaware Covered Call Strategy Fund and Delaware Premium Income Fund.

Sean Hughes, CFA Chief Investment Officer –Options-Based Strategies, Senior Portfolio Manager
Sean Hughes is the Chief Investment Officer of Options-Based Strategies at Ziegler Capital Management (ZCM) and a Senior Portfolio Manager. He oversees the investment management and trading functions of the firm's options-based strategies, as well as servicing some individual client relationships. Prior to joining the firm in 2015, he was a Portfolio Manager for Fiduciary Asset Management (FAMCO) since 2010. He joined FAMCO in 2005 as a Research Analyst for the covered call strategies. He received his MBA from the Olin School of Business at Washington University in St. Louis. He is a graduate of the Tuck School of Business Bridge Program and holds a bachelor’s degree from Oberlin College. He is a member of the CFA Institute, the St. Louis Society of Financial Analysts, and the National Association for Business Economics.

Pamela Brown Portfolio Manager, Senior Trader
Pamela Brown is a Portfolio Manager and Senior Trader for the Fiduciary Asset Management (FAMCO) Group at Ziegler Capital Management (ZCM). She has worked with our options- based strategies since she joined ZCM. Prior to joining the firm in 2015, Pamela was a Senior Trader at FAMCO. Prior to that, she spent more than nine years as an Equity Trader for Kennedy Capital Management and Mark Twain Brokerage. While at Kennedy Capital Management, she was responsible for trading over $450 million in small-cap equities. She brings extensive experience in market transaction cost analysis.  She received her bachelor’s in economics from Southwest Missouri State University.

Upon the Effective Date, all references to Wiley D. Angell in the statement of additional information are removed and the following is added as of December 31, 2022 to the chart in the statement of additional information in the section entitled “Portfolio Managers — II. ZCM — Other Accounts Managed”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Pamela Brown
Registered investment companies:	0	$0	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	105	$142,874,604	0	$0

Upon the Effective Date, the following the information in the section of the statement of additional information entitled “Portfolio Managers — II. ZCM — Ownership of Fund Shares”:

As of September 30, 2022, Mr. Hughes did not beneficially own shares of any of the Funds that he manages.  As of December 31, 2022, Ms. Brown did not beneficially own shares of any of the Funds that she manages.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2023.